Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of ClearPoint Business Resources, Inc. (the “Company”) does hereby certify with respect to the Amendment No. 1 to the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2008 (the “Report”) that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 23, 2008	By:	/s/ Michael D. Traina
Michael D. Traina
Chief Executive Officer
(principal executive officer)

Date: September 23, 2008	By:	/s/ John G. Phillips
John G. Phillips
Chief Financial Officer
(principal financial officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.